                                                                      Ex-99.23.q



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.

                                        /s/ James M. Anderson
                                        ----------------------------------
                                        James M. Anderson, Trustee


State of Ohio
County of Hamilton

         Before me, a Notary Public, in and for said county and state, personally appeared James M. Anderson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

         WITNESS my hand and official seal this 30th day of April, 2002.


                                        /s/ Donna M. Squeri
                                        -------------------------------
                                        Donna M. Squeri
                                        Notary Public, State of Ohio
                                        My commission has no expiration

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of January, 2002.

                                        /s/ Stefen F. Brueckner
                                        ----------------------------------
                                        Stefen F. Brueckner, Trustee


State of Ohio
County of Hamilton

         Before me, a Notary Public, in and for said county and state, personally appeared Stefen F. Brueckner, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

         WITNESS my hand and official seal this 29th day of January, 2002.


                                        /s/ Donna M. Squeri
                                        -------------------------------
                                        Donna M. Squeri
                                        Notary Public, State of Ohio
                                        My commission has no expiration

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of January, 2002.

                                        /s/ Kenneth A. Drucker
                                        ----------------------------------
                                        Kenneth A. Drucker, Trustee


State of Ohio
County of Hamilton

         Before me, a Notary Public, in and for said county and state, personally appeared Kenneth A. Drucker , known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

         WITNESS my hand and official seal this 29th day of January, 2002.


                                        /s/ Donna M. Squeri
                                        ----------------------------------------
                                        Donna M. Squeri
                                        Notary Public, State of Ohio
                                        My commission has no expiration

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of January, 2002.

                                        /s/ Beverly J. Fertig
                                        ---------------------------------
                                        Beverly J. Fertig, Trustee


State of Ohio
County of Hamilton

         Before me, a Notary Public, in and for said county and state, personally appeared Beverly J. Fertig, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

         WITNESS my hand and official seal this 29th day of January, 2002.

                                        /s/ Donna M. Squeri
                                       ----------------------------------------
                                       Donna M. Squeri
                                       Notary Public, State of Ohio
                                       My commission has no expiration

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of January, 2002.

                                        /s/ Robert S. Harrison
                                        ---------------------------------
                                        Robert S. Harrison, Trustee


State of Ohio
County of Hamilton

         Before me, a Notary Public, in and for said county and state, personally appeared Robert S. Harrison, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

         WITNESS my hand and official seal this 29th day of January, 2002.


                                        /s/ Donna M. Squeri
                                        ---------------------------------------
                                        Donna M. Squeri
                                        Notary Public, State of Ohio
                                        My commission has no expiration

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of January, 2002.

                                        /s/ J. Patrick Rogers
                                        --------------------------------------
                                        J. Patrick Rogers, Trustee


State of Ohio
County of Hamilton

         Before me, a Notary Public, in and for said county and state, personally appeared William H. Schneebeck, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

         WITNESS my hand and official seal this 29th day of January, 2002.

                                        /s/ Donna M. Squeri
                                        ------------------------------------
                                        Donna M. Squeri
                                        Notary Public, State of Ohio
                                        My commission has no expiration

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of January, 2002.

                                        /s/ Walter G. Sall
                                        ---------------------------
                                        Walter G. Sall, Trustee


State of Ohio
County of Hamilton

         Before me, a Notary Public, in and for said county and state, personally appeared Walter G. Sall, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

         WITNESS my hand and official seal this 29th day of January, 2002.

                                        /s/ Donna M. Squeri
                                        --------------------------------
                                        Donna M. Squeri
                                        Notary Public, State of Ohio
                                        My commission has no expiration

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE GATEWAY TRUST, an Ohio business trust (the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment to Registration Statement No. 2-59895 amending such Registration Statement and the included prospectuses and statements of additional information for the Trust; and

         WHEREAS, the undersigned is a trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Walter
G. Sall and J. Patrick Rogers, each of them individually, his attorney-in-fact, for him and in his name, place and stead and in his office and capacity with the Trust, to execute and file such post-effective amendment, including prospectuses, statements of additional information and exhibits, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses and amended statement or statements of additional information, or any supplements to any of the foregoing, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         This authority hereby granted is limited to the execution and delivery of such post-effective amendment and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such post-effective amendment shall have been declared effective by the Securities and Exchange Commission and in any event not later than May 15, 2002.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of January, 2002.

                                        /s/ William H. Schneebeck
                                        --------------------------------------
                                        William H. Schneebeck, Trustee


State of Ohio
County of Hamilton

         Before me, a Notary Public, in and for said county and state, personally appeared William H. Schneebeck, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purpose therein expressed.

         WITNESS my hand and official seal this 29th day of January, 2002.

                                         /s/ Donna M. Squeri
                                         --------------------------------
                                         Donna M. Squeri
                                         Notary Public, State of Ohio
                                         My commission has no expiration